EXHIBIT IV:   Agreement pursuant to Rule 13d-1(k) filed herewith

      Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities ad Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


                             APOLLO INVESTMENT FUND IV, L.P.

                             By:  Apollo Advisors IV, L.P.,
                                    its General Partner
                                  By:  Apollo Capital Management IV, Inc.,
                                         its General Partner


                                  By: /s/ Michael D. Weiner
                                     -------------------------------------
                                     Name:  Michael D. Weiner
                                     Title: Vice President, Apollo Capital
                                              Management IV, Inc.


                             APOLLO OVERSEAS PARTNERS IV, L.P.

                             By:  Apollo Advisors IV, L.P.,
                                    its Managing General Partner
                                  By:  Apollo Capital Management IV, Inc.,
                                         its General Partner


                                  By: /s/ Michael D. Weiner
                                     -------------------------------------
                                     Name:  Michael D. Weiner
                                     Title: Vice President, Apollo Capital
                                              Management IV, Inc.


                             APOLLO ADVISORS IV, L.P.

                             By:  Apollo Capital Management IV, Inc.,
                                    its General Partner


                                  By:  /s/ Michael D. Weiner
                                     -------------------------------------
                                     Name:  Michael D. Weiner
                                     Title: Vice President, Apollo Capital
                                              Management IV, Inc.